UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

______________________________

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

July 12, 2004
Date of Report
(Date of earliest event reported)

SHURGARD STORAGE CENTERS, INC.
(Exact name of registrant as specified in its charter)

Washington	001-11455	91-1603837
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1155 Valley Street, Suite 400 Seattle, Washington 98109-4426
(Address of principal executive offices, including zip code)

(206) 624-8100
(Registrant's telephone number, including area code)

Item 7. Exhibits
Exhibit No.	Description
99.1	Press Release issued July 12, 2004.

Item 12. Results of Operations and Financial Condition

On July 12, 2004, Shurgard Storage Centers, Inc. issued a press release announcing its results for the quarter ended March 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The press release should be read in conjunction with the note regarding forward-looking statements, which is included in the text of the press release.

The information in this current report on Form 8-K, including the exhibit attached hereto, is being furnished pursuant to Item 12, and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: July 15, 2004	SHURGARD STORAGE CENTERS, INC. By /s/ Charles K. Barbo Charles K. Barbo, Chief Executive Officer

EXHIBIT INDEX
Exhibit No.	Description
99.1	Press Release issued July 12, 2004